UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  SCHEDULE 14A
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           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                         Flatbush Federal Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   $125 per Exchange Act Rules 0-11(c)1(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
      22(a)(2) of Schedule 14A.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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



                                 March 28, 2007

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Flatbush Federal Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York time, on April 26, 2007.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may vote upon the election of two directors to a three-year term and one director to a two-year term, the ratification of the appointment of independent auditors of the Company and any other business that properly comes before the Annual Meeting.

The Board of Directors of the Company has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Jesus R. Adia

                                       Jesus R. Adia
                                       President and Chief Executive Officer

Brooklyn, New York

                         Flatbush Federal Bancorp, Inc.
                              2146 Nostrand Avenue
                            Brooklyn, New York 11210
                                 (718) 859-6800

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 26, 2007

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Flatbush Federal Bancorp, Inc. (the "Company") will be held at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York Time, on April 26, 2007.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is being held so that stockholders may vote on the following matters:

         1. The election of two Directors to a three-year term and one Director to a two-year term;

         2. The ratification of the appointment of Beard Miller Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2007; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 14, 2007, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Jesus R. Adia

                                          Jesus R. Adia
                                          President and Chief Executive Officer
Brooklyn, New York
March 28, 2007

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
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

                         Flatbush Federal Bancorp, Inc.
                         ------------------------------

                                 Proxy Statement

                              2146 Nostrand Avenue
                            Brooklyn, New York 11210
                                 (718) 859-6800

                         ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 26, 2007

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                                  INTRODUCTION
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         This Proxy Statement is furnished in connection  with the  solicitation of proxies on behalf of the Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York Time, on April 26, 2007, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 28, 2007.

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                              REVOCATION OF PROXIES
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         Stockholders  who execute  proxies in the form solicited  hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted as directed. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written revocation notice to the Secretary of the Company at the address of the Company shown above, the submission of a later dated proxy or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy will not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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         Holders of record of the Company's  common  stock,  par value $0.01 per share, as of the close of business on March 14, 2007 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,763,317 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Our mutual holding company, Flatbush Federal Bancorp, MHC, owns 1,484,208 shares, or 53.7% of the Company's outstanding common stock and intends to vote FOR the election of directors and the ratification of auditors.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

         As to the ratification of auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. In order to be approved, the ratification of auditors will be determined by a majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

         Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

         Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by our named executive officers and directors individually, by executive officers and directors as a group and by each person or group known by the Company to beneficially own in excess of five percent of the Company's common stock.

                                        Amount of Shares
                                        Owned and Nature      Percent of Shares
         Name and Address of              of Beneficial        of Common Stock
          Beneficial Owners               Ownership (1)          Outstanding
------------------------------------    -----------------     -----------------

Five percent stockholders:
--------------------------

Flatbush Federal Bancorp, MHC (2)          1,484,208               53.71%
2146 Nostrand Avenue
Brooklyn, New York

Directors and Executive Officers: (3)
-------------------------------------

Anthony J. Monteverdi (4)                     36,702                1.33%
Jesus R. Adia                                 14,666                0.53%
John S. Lotardo                                9,318                0.34%
D. John Antoniello                             4,466                0.16%
Patricia A. McKinley                           3,514                0.13%
Alfred S. Pantaleone                           3,507                0.13%
Charles J. Vorbach                             4,554                0.16%
John F. Antoniello                             7,052                0.26%
Stan I. Cohen                                    ---                 ---
                                        ---------------------------------------

All Directors and Executive Officers
as a Group (9 persons)(5)                     83,779                3.04%
                                        ---------------------------------------
___________________________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of Flatbush Federal Bancorp, MHC.
(3) The business address of each director is 2146 Nostrand Avenue, Brooklyn, New York 11210.
(4) Mr. Monteverdi died on February 28, 2007, and as of the Record Date his shares were held by his estate.
(5) The share ownership of all directors and executive officers as a group represents 6.55% of all shares issued to minority stockholders.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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         The Board of Directors  of the Company is  currently  composed of seven members. The Company's bylaws provide that ordinarily approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors will have been elected and will qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. Two directors will be elected to a three-year term and one director will be elected to a two-year term at the Annual Meeting. A majority of our independent directors acting as the Nominating Committee has nominated Patricia A. McKinley and Charles J. Vorbach to serve as directors for a three year term and Stan I. Cohen to serve as a director for a two year term.

         Stan I. Cohen was appointed to the Board of Directors on September 28, 2006 to fill the vacancy created when former director Anthony V. Rumolo passed away. A majority of our independent directors acting as the Nominating Committee has nominated Stan I. Cohen to serve as director for a two-year term, the remaining two years of Anthony V. Rumolo's term. On February 28, 2007, Anthony
J. Monteverdi passed away and the Board of Directors amended its bylaws to decrease its size to seven members. John F. Antoniello resigned as a member of the Board of Directors, effective April 26, 2007 and the Board of Directors will further amend its bylaws to decrease its size to six members.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" the nominees to serve as directors until their terms expire.

         The following table sets forth certain information regarding the current directors of the Company.

                                       Age at                                           Current Term      Director
          Name                     December 31, 2006             Position                 Expires         Since(1)
------------------------------    ------------------   ---------------------------   ----------------   -----------
Nominees
--------

Stan I. Cohen                             52                     Director                   2007           2006
Patricia A. McKinley                      52                     Director                   2007           1993
Charles J. Vorbach                        47                     Director                   2007           1993

Directors Continuing in Office
------------------------------

John F. Antoniello                        88                     Director              April 26, 2007      1980
Jesus R. Adia                             53            President, Chief Executive          2008           1998
                                                           Officer and Chairman
Alfred S. Pantaleone                      73                     Director                   2008           1997
D. John Antoniello                        54                     Director                   2009           1993

_______________________
(1) Includes service on the Board of Directors of Flatbush Federal Savings & Loan Association ("Flatbush Federal").

         The Business Background of Our Directors and Executive Officers. The business experience for the past five years of each of our directors and executive officers is set forth below. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

         Jesus R. Adia is the President and Chief Executive Officer of the Company and has been Chairman of the Board since 2006. He was Executive Vice President of Flatbush Federal from 1996 until he was named President and Chief Executive Officer effective January 31, 2006.

         D. John Antoniello is the President of Anbro Supply Co., an industrial supply company, a position he has held since 1988.

         John. F. Antoniello is retired. Prior to his retirement in 1988, Mr. Antoniello was President of Anbro Supply Co. Mr. Antoniello is the father of D. John Antoniello.

         Stan I. Cohen is a private investor and co-founder of the Rockland Healing and Coaching Center, Inc. in Chestnut Ridge, New York. Prior to that, he was a member of the Board of Directors of New York Bancorp, Inc., the holding company for Home Federal Savings Bank of Douglaston, New York, where he also served as the Chief Financial Officer, Senior Vice President and Corporate Secretary.

         Patricia A. McKinley spent over 25 years in marketing research. She is now a New York State real estate agent.

         Alfred S. Pantaleone is retired. Prior to his retirement in 1995, Mr. Pantaleone was the Deputy Executive Director of the New York City Board of Elections.

         Charles J. Vorbach is the President of John L. Vorbach Co., Inc., an insurance brokerage and consulting business, a position he has held since January 1998.

         The Business Background of Executive Officers who are not Directors.

         John S. Lotardo, age 45, is the Chief Financial Officer and Controller of the Company. Mr. Lotardo has been the principal accounting and financial officer of Flatbush Federal since 1996.

Board Independence

         The Company has elected to follow the Nasdaq corporate listing standards for purposes of determining director independence. The Board of Directors has determined that, except as to Mr. Adia, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Mr. Adia is not considered independent because he is an executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act. Executive officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock ("10% beneficial owners") are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of common stock of the Company. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. All required beneficial ownership forms were timely filed during the year ended December 31, 2006.

Code of Ethics

         The Company has adopted a Code of Ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics is available on the Company's website at www.flatbush.com. Amendments to, and waivers from, the Code of Ethics will also be disclosed on the Company's website. There were no such amendments or waivers to the Code of Ethics in 2006.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors meets on a monthly basis and may hold additional special meetings as necessary. During the year ended December 31, 2006, the Board of Directors held 12 regular meetings and one special meeting. No director attended fewer than 75% of such meetings. The Company's committees include a Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee.

Nominations of Directors

         The Board of Directors has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Directors D. John Antoniello, Alfred S. Pantaleone and Patricia A. McKinley. Each member of the Nominating and Corporate Governance Committee is considered "independent" as defined in the Nasdaq listing standards. The Company's Board of Directors has adopted a written charter for the Nominating and Corporate
Governance Committee. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended December 31, 2006.

         The functions of the Nominating and Corporate Governance Committee include the following:

         o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

         o to review and monitor compliance with the requirements for board independence;

         o to make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board;

         o to review the committee structure and make recommendations to the Board regarding committee membership;

         o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

         o to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

         The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to Flatbush Federal's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has the highest personal and professional ethics and integrity and whose values are compatible with Flatbush Federal;

         o        has had  experiences and  achievements  that have given him or
                  her  the  ability  to  exercise  and  develop  good   business
                  judgment;

         o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         o is familiar with the communities in which Flatbush Federal operates and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with his or her responsibilities to Flatbush Federal and the Company's stockholders; and

         o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         Finally, the Nominating and Corporate Governance Committee will take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

         Procedures for the Nomination of Directors by Stockholders. The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating and Corporate Governance Committee will consider candidates submitted by Flatbush Federal's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 2146 Nostrand Avenue, Brooklyn, New York 11210. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

         o a statement that the writer is a shareholder and is proposing a candidate for consideration by the committee;

         o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

         o a statement detailing any relationship between the candidate and Flatbush Federal;

         o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Flatbush Federal;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

         Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals and Nominations."

         Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 2146 Nostrand Avenue, Brooklyn, New York 11210, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

         o forward the communication to the director or directors to whom it is addressed;

         o        attempt to handle the inquiry  directly,  for example where it
                  is  a  request  for   information   about  the  Company  or  a
                  stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Audit Committee

         The Audit Committee consists of directors Stan I. Cohen, Patricia McKinley and John F. Antoniello, all of whom are non-employee directors and are "independent" directors under the Nasdaq listing standards. Following the resignation of John F. Antoniello from the Board of Directors effective April 26, 2007, the Company will reorganize the membership of the Audit Committee. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met three times during the year ended December 31, 2006. The Audit Committee has designated Director Cohen as its Chairman and "audit committee financial expert." Director Cohen has an understanding of generally accepted accounting principles and financial statements and the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves that the Company reasonably expects to be raised in connection with a review of its financial statements. Mr. Cohen also has an understanding of internal control over financial reporting and of audit committee functions. Director Cohen has acquired this expertise through his experience as a Chief Financial Officer of a financial institution whose holding company was publicly traded, as well as a certified public accountant with a major public accounting firm servicing clients in the banking industry.

         The Board of Directors has adopted a written charter for the Audit Committee.

Audit Committee Report

         The Audit Committee has prepared the following report.

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2006;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence; and

         o Considered the compatibility of non-audit services described above with maintaining auditor independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006. In addition, the Audit Committee approved the appointment of Beard Miller Company LLP for the Company for the fiscal year ending December 31, 2007, subject to ratification of the appointment by stockholders of the Company.

         This report will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities

Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such acts.

                              The Audit Committee:
                            Stan I. Cohen (Chairman)
                              Patricia A. McKinley
                               John F. Antoniello

Compensation Committee, Interlocks and Insider Participation

         The members of the Compensation Committee are Directors D. John Antoniello, Charles J. Vorbach and Alfred F. Pantaleone, each of whom is independent. The Compensation Committee is responsible for reviewing all compensation matters related to the employees of the Company. The Compensation Committee met three times during the year ended December 31, 2006.

         The  Board  of  Directors  has  adopted  a  written   charter  for  the
Compensation Committee.

         The functions of the Compensation Committee include the following:

         o To assist the Board of Directors in developing and evaluating potential candidates for executive positions and to oversee the development of executive succession plans;

         o To recommend to the Board of Directors for approval the Chief Executive Officer's annual compensation, including salary, bonus and when applicable, incentive and equity compensation. The Chief Executive Officer may not be present during the Committee's deliberations or voting on his compensation;

         o To review and recommend to the Board of Directors for approval on an annual basis the evaluation process and compensation structure for Flatbush Federal's executive officers. The Compensation Committee will evaluate the performance of Flatbush Federal's executive officers and will recommend to the Board of Directors the annual compensation, including salary, bonus and when applicable, incentive and equity compensation for such executive officers. The Committee will also provide oversight of management's decisions concerning the performance and compensation of other Flatbush Federal employees;

         o To prepare and publish an annual executive compensation report in the Company's proxy statement.

         The Compensation Committee will have the authority to delegate any of its responsibilities to subcommittees, as the Compensation Committee may deem appropriate in its sole discretion.

         The Compensation Committee will have authority to retain compensation consultants, outside counsel and other advisors as it may deem appropriate in its sole discretion. The Board of Directors will have sole authority to approve related fees and retention terms.

         The   Compensation   Committee   will   report  its   actions  and  any
recommendations to the Board after each Compensation Committee meeting. The Compensation Committee will review at least annually the adequacy of its charter and recommend proposed changes to the Board for approval.

Management Compensation

         Summary Compensation Table. The following table provides information as to annual, long term and other compensation paid for the year ended December 31, 2006 to the Chief Executive Officer and Chief Financial Officer (the "Named Executive Officers"). No other officer's total annual salary and bonus for the year ended December 31, 2006 totaled $100,000 or more.


----------------------------------------------------------------------------------------------------------------------------
                                                  Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------------
                                                                          Non-equity   Nonqualified
                                                                           incentive     deferred
                                                   Stock       Option        plan      compensation   All other
Name and principal             Salary     Bonus    Awards      Awards    compensation    earnings   compensation   Total
position                Year   ($) (1)   ($) (2)   ($) (3)     ($) (4)        ($)          ($)        ($) (5)       ($)
----------------------------------------------------------------------------------------------------------------------------
Jesus R. Adia,          2006   158,000    6,077     13,526      37,306         --           --         4,487      219,396
President and Chief
Executive Officer
----------------------------------------------------------------------------------------------------------------------------
John S. Lotardo,        2006   115,000    4,423      8,613      23,741         --           --         3,236      155,013
Executive Vice
President and Chief
Financial Officer
----------------------------------------------------------------------------------------------------------------------------
Anthony Monteverdi,     2006   19,331      --       17,216      47,492         --           --        108,075     192,114
Former President and
Chief Executive
Officer
----------------------------------------------------------------------------------------------------------------------------

_____________________
(1) The salaries for 2006 paid to Messrs. Adia and Lotardo were recommended by the Compensation Committee and approved by the Board of Directors. Mr. Adia's salary increased $27,777 to a base pay of $158,000 in 2006 from a base pay of $130,224 in 2005. The increase was awarded to Mr. Adia following his appointment as President and Chief Executive Officer on January 31, 2006. Mr. Lotardo's salary increased $19,500 to a base pay of $115,000 in 2006 from a base pay of $95,500 in 2005. The increase was awarded to Mr. Lotardo following his promotion to Executive Vice President effective January 31, 2006. The salary for Mr. Monteverdi represents the salary earned as President and Chief Executive Officer prior to his retirement on January 31, 2006.
(2) The bonus payments were made to Messrs. Adia and Lotardo in December 2006 at the approval of the Board of Directors as part of a bonus payment extended to the entire staff approximately equivalent to two weeks salary. The bonus payments to Mr. Adia and Mr. Lotardo were equivalent to their respective bi-weekly salaries.
(3) The stock awards represent the award of shares of stock granted to Messrs. Adia, Lotardo and Monteverdi in 2006 as part of the Stock-Based Incentive Plan approved by the stockholders on November 19, 2004. The amounts represent the expenses recognized in the Company's financial statement for the year ended December 31, 2006 based on the grant date fair value per share and the number of shares awarded to Messrs. Adia, Lotardo and Monteverdi. Messrs. Adia, Lotardo and Monteverdi received 1,393, 887 and 1,773 shares respectively at a price of $9.71 per share.
(4) The option awards represent the stock options granted to Messrs. Adia, Lotardo and Monteverdi in 2006 as part of the Stock-Based Incentive Plan approved by the stockholders on November 19, 2004. The amounts represent the expense recognized in the Company's financial statements for the year ended December 31, 2006 based on the grant date fair value per share and the number of stock options awarded to Messrs. Adia, Lotardo and Monteverdi. Messrs. Adia, Lotardo and Monteverdi received 3,842, 2,445 and 4,891 stock options respectively at an exercise price of $9.71 per share. As of December 31, 2006, none of the stock options granted to Mr. Adia, Mr. Lotardo and Mr. Monteverdi have been exercised.
(5) All Other Compensation for Messrs. Adia and Lotardo represents employer contributions to the Employee Stock Ownership Plan ("ESOP"). All Other Compensation for Mr. Monteverdi represents $22,333 in directors fees earned after his retirement, $492 in ESOP contributions and $85,250 in payments under Flatbush Federal's supplemental executive retirement plan.

         Employment Agreements with Flatbush Federal Officers. In 2004, Flatbush Federal entered into identical employment agreements with executive officers Mr. Adia and Mr. Lotardo. Under the agreements, the base salaries for Messrs. Adia and Lotardo in 2004 were $124,023 and $84,800 respectively. The base salary may be increased but not decreased. In addition to the base salary, Flatbush Federal will provide Messrs. Adia and Lotardo with all such other benefits as are provided uniformly to permanent full-time employees of Flatbush Federal. In the event Flatbush Federal terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from Flatbush Federal upon (A) failure to elect or re-elect the executive to his current offices, (B) a material change in the executive's functions, duties or responsibilities, (C) relocation of his principal place of employment by more than 25 miles from Flatbush Federal's principal executive offices as of the Agreement date, (D) a material reduction in the benefits and perquisites, including Base Salary, to Executive from those being provided as of the Agreement date, (E) a liquidation or dissolution of Flatbush Federal, (F) material breach of the Agreement by Flatbush Federal, or (G) following a change in control of Flatbush Federal, the executive, or in the event of his subsequent death, his beneficiary, would be entitled to severance pay in an amount equal to three times the Base Salary and the highest rate of cash bonus awarded to the Executive during the prior three years.

         Upon termination based on retirement, no benefits will be due to the Executive under this agreement. The Executive will be entitled to all benefits under any retirement plan of Flatbush Federal and other plans to which the Executive is a party.

         Flatbush Federal will pay the Executive, as disability pay, a bi-weekly payment equal to 60% of the Executive's bi-weekly base salary. The disability payments will commence on the effective date of the Executive's termination due to disability and will end on the earlier of the date the Executive returns to full time employment, the Executive's full time employment by another employer, the Executive reaches the age of 65, or the Executive's death. The disability payments will be reduced by the amount, if any, paid to the Executive under any plan of Flatbush Federal providing disability benefits to the Executive. In the event of the Executive's death during the term of the Agreement, Flatbush
Federal will continue to provide family medical, dental and other insurance benefits normally provided for the Executive's family for one year after the Executive's death.

         Stock Based Compensation. Set forth below is certain information regarding outstanding equity awards granted to the Named Executive Officers during 2006:

-----------------------------------------------------------------------------------------------------------------------------------

                                       Outstanding Equity Awards at Fiscal Year-End
-----------------------------------------------------------------------------------------------------------------------------------
                                          Option awards                                            Stock awards

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Equity
                                                Equity                                                    Equity        incentive
                                               incentive                                                 incentive     plan awards:
                                                 plan                                                   plan awards:    market or
                                                awards:                          Number       Market      number of    payout value
                    Number of    Number of     number of                        of shares    value of     unearned     of unearned
                   securities    securities   securities                        or units    shares or   shares, units  shares, units
                   underlying    underlying   underlying                        of stock     units of     or other      or other
                   unexercised  unexercised   unexercised   Option     Option   that have   stock that   rights that   rights that
                   options (#)  options (#)     earned     exercise  expiration    not       have not      have not      have not
     Name          exercisable  unexercisable options (#)  price ($)    date     vested (#)  vested ($)    vested (#)   vested ($)

      (a)             (b)(1)       (c)(2)         (d)       (e)(3)     (f)(4)     (g)(5)      (h)(6)         (i)           (j)
-----------------------------------------------------------------------------------------------------------------------------------
Jesus R. Adia,        3,493                       --         10.68    11-19-15     8,359      63,528          --           --
President and         3,842        23,055                     9.71    11-19-16
Chief Executive
Officer
-----------------------------------------------------------------------------------------------------------------------------------
John S. Lotardo,      2,223                       --         10.68    11-19-15     5,322      40,447          --           --
Executive Vice        2,445        14,673                     9.71    11-19-16
President and
Chief Financial
Officer
-----------------------------------------------------------------------------------------------------------------------------------
Anthony Monteverdi,   4,446                       --         10.68    11-19-15    10,640      80,864          --           --
Former President      4,891        29,345                    9.71     11-19-16
and Chief Executive
Officer
-----------------------------------------------------------------------------------------------------------------------------------

________________________
(1) On November 19, 2004, the stockholders approved the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan (the "2004 Plan") that granted participants of the plan restricted stock awards and stock options awarded over an eight-year vesting period. The Number of Securities Underlying Unexercised Options Exercisable, represents vested and exercisable awards to Mr. Adia, Mr. Lotardo and Mr. Monteverdi. Mr. Adia received options for 3,493 shares of stock in 2005 and 3,842 in 2006. Mr. Lotardo received options for 2,223 shares of stock in 2005 and 2,445 in 2006. Mr. Monteverdi received options for 4,446 shares of stock in 2005 and 4,891 in 2006.
(2) The original total number of stock options granted to Messrs. Adia, Lotardo and Monteverdi were 25,405, 16,168 and 32,336 respectively. Adjusted after 10% stock dividends declared by the Company in 2005 and 2006, the Number of Securities Underlying Unexercised Options Unexercisable, represent the balance of the stock option grants that are scheduled to vest over the remaining vesting period of the 2004 Plan.
(3) The Option Exercise Price represents the exercise prices on the grant dates. The exercise prices for 2005 and 2006 are $10.68 and $9.71 respectively. Both prices were adjusted to reflect the 10% stock dividend declared by the Company in 2005 and 2006.
(4) The term for stock option grants under the 2004 Plan is ten years from the date of grant.
(5) Total stock awards for Mr. Adia, Mr. Lotardo and Mr. Monteverdi in accordance with the 2004 Plan, are 11,145, 7,096 and 14,186 shares respectively. The shares of stock are to be awarded over an eight-year vesting period. The Number of Shares of Stock that have not Vested represent the balance of the stock awards that are scheduled to vest over the remaining vesting period of the 2004 Plan.
(6) The market value of the unvested shares calculated at a price of $7.60 per share, the closing market price as of December 31, 2006.

         Insurance Plan. Flatbush Federal provides its officers and employees with life insurance and short and long term disability protection, contributory medical insurance coverage and non-contributory dental insurance coverage.

         Defined Benefit Plan. Flatbush Federal maintains a noncontributory defined benefit plan. All employees age 20 1/2 or older who have worked at Flatbush Federal for a period of six months and have been credited with 1,000 or more hours of employment with Flatbush Federal during the year are eligible to accrue benefits under the defined benefit pension plan. Flatbush Federal annually contributes an amount to the retirement plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The defined benefit plan is maintained on an October 31 fiscal plan year.

         At the normal retirement age of 65 (or the tenth anniversary of plan participation, if later), the plan is designed to provide a life annuity guaranteed for ten years. The monthly retirement benefit provided is an amount equal to 2% of average monthly compensation multiplied by the number of credited years of service (not to exceed

50% of such monthly compensation or be less than $20 a month). Retirement benefits are also payable upon early retirement, disability or death, in the last case, if survived by a spouse. There is no death benefit payable if a participant dies and is not survived by a spouse. A reduced benefit is payable upon retirement at or after age 62 and the completion of 10 years of service with Flatbush Federal. Upon termination of employment other than for normal or early retirement, a participant is eligible to receive the normal retirement benefit payable at the normal retirement date, multiplied by the number of years of participation to date, and divided by the number of years of participation possible at the normal retirement date. Benefits are payable in various annuity forms.

         At December 31, 2006, Messrs Adia and Lotardo had 21 and 19 years of credited service under the pension plan respectively. At December 31, 2006, the present value of the accrued benefit payable at normal retirement age for Messrs. Adia and Lotardo was $242,436 and $81,183 respectively.

         Supplemental Executive Retirement Plan. In 1999, Flatbush Federal established a non-qualified supplemental executive retirement plan ("SERP") for Mr. Monteverdi, its president and chief executive officer. Upon the completion of five years of service to Flatbush Federal following adoption of the plan, the supplemental executive retirement plan provides Mr. Monteverdi with an annual retirement benefit of $93,000, payable in equal monthly installments for 10 years. Benefits under the supplemental executive retirement plan commence on the first day of the month following Mr. Monteverdi's retirement from Flatbush Federal. In 2006, Mr. Monteverdi's SERP was amended to permit Mr. Monteverdi to designate his beneficiary at his discretion and revised the survivor benefit provision of the Plan that in the event of his death after termination of employment, payments will continue until a total of one hundred twenty monthly installments, or 10 years, have been made under the Plan. The amendments did not require any additional expense to the Association.

         Mr. Monteverdi retired on January 31, 2006 and payments from the SERP commenced in February 2006 and totaled $85,250 for the year ended December 31, 2006. Mr. Monteverdi passed away on February 28, 2007. Payments to his beneficiary will continue until 120 monthly installments have been made under the Plan.

         In 2006, the Association established a SERP for Executives Mr. Adia and Mr. Lotardo. Upon reaching the normal retirement age of 65, Mr. Adia and Mr. Lotardo (the "Executive") will receive an annual supplemental retirement income benefit (SRIB) equal to twenty percent (20%) of their highest average annual base salary calculated over the 36-month period preceeding termination of employment. Supplemental retirement income benefits are payable over the life of each Executive but not less than 180 months or 15 years. Early retirement benefit is allowed under the plan provided the Executive will have attained the age of sixty (60) and remained in continuous service from the plan date of March 30, 2006. However, the early retirement income benefit under the SERP will be reduced by five percent (5%) for each year the early retirement benefit is received before the Executive's normal retirement date.

         If the Executive dies prior to retirement, the Executive's beneficiary will be entitled to the supplemental retirement income benefit as if Executive retired on his normal retirement date. The beneficiary will be paid monthly in 180 equal installments. In the event of death of the Executive while receiving supplemental retirement income benefit but prior to the completion of 180 equal monthly payments, the unpaid balance of the monthly payments will continue to be paid monthly to the Executive's beneficiary until the total of 180 payments have been made.

         If Executive becomes disabled prior to reaching his normal retirement date, the Executive will be entitled to a disability benefit equal to the supplemental retirement income benefit as if the Executive retired on the date of his termination of employment due to disability, reduced by 5% for each year that such disability occurs prior to Executive's normal retirement date.

         In the event of the Executive's termination of employment within three years following change in control, other than due to termination for cause, Executive will be entitled to receive the full supplemental retirement income benefit as if Executive had continued in employment with the Association until his retirement at his normal retirement date.

         The supplemental executive retirement plan is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of Flatbush Federal, and are subject to the claims of Flatbush Federal's creditors. During the year ended December 31, 2006, the expense of the supplemental executive retirement plan to Flatbush Federal was approximately $72,000.

         Stock Option Plan. The Company adopted the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan ("2004 Plan"), to provide officers, employees and directors of the Company or Flatbush Federal with additional incentives to share in the growth and performance of the Company. The 2004 Plan was approved by stockholders on November 19, 2004.

         The 2004 Plan authorizes the issuance of up to 161,543 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 46,056 shares may be issued as restricted stock awards, and no more than 115,487 shares may be issued pursuant to exercise of stock options.

         Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the 2004 Plan.

         The Compensation Committee may determine the type and terms and conditions of awards under the 2004 Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options or restricted stock awards. Awards may include the following:

         (i) Stock Options. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price will not be less than the fair market value of the underlying common stock on the date the stock option is granted. Fair market value for purposes of the 2004 Plan means the average of the closing high bid and low asked price of the common stock as reported on the OTC Electronic Bulletin Board (or the average of the high and low quoted sales prices of the common stock on the Nasdaq Stock Market) on the day the option is granted or, if the common stock is not traded on the date of grant, the fair market value will be determined by the Compensation Committee in good faith on an appropriate basis.

         Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash, check payable to the Company or electronic funds transfer; or
         (ii) with stock of the Company which was owned by the participant for at least six months prior to delivery; or (iii) by reduction in the number of shares deliverable pursuant to the stock option, or (iv) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the 2004 Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

         (ii) Reload Options. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

         (iii) Stock Awards. Stock awards under the 2004 Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Compensation Committee which are set forth in the award agreements. Any stock award granted under the 2004 Plan will be subject to vesting as determined by the Compensation Committee. Awards will be evidenced by agreements approved by the Compensation Committee which set forth the terms and conditions of each award.

         Transferability of Awards. Generally, all awards, except non-statutory stock options, granted under the 2004 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be earned by him or her. The Compensation Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2004 Plan upon the participant's death.

         Change in Control. Upon the occurrence of an event constituting a change in control of the Company as defined in the 2004 Plan, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

         Effect of Termination of Service. Unless the Compensation Committee specifies otherwise at the time an award is granted, upon the occurrence of the participant's termination of service due to death or disability, all unvested stock options and stock awards made to the participant will become fully vested. Subject to OTS regulations and policy (or the receipt of any required waivers from the OTS), and unless the Compensation Committee specifies otherwise at the time an award is granted, in the event of a normal retirement of a participant any unvested award of stock options and/or restricted stock will become fully vested in the participant. Unless the Committee specifies otherwise, a person who is a member of the Board of Directors will not be deemed to have retired until service as a director or director emeritus has ceased.

         Set forth below is information as of December 31, 2006 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

===========================================================================================================
                                                         Number of                             Number of
                                                     Securities to be                         Securities
                                                        Issued Upon                            Remaining
                                                        Exercise of                          Available For
                                                        Outstanding      Weighted Average       Issuance
                     Plan                           Options and Rights  Exercise Price (2)    Under Plan
-----------------------------------------------------------------------------------------------------------
Equity compensation plans approved by stockholders         190,401 (1)     $      9.71            ---
Equity compensation plans not approved by
stockholders......................................             ---               ---              ---
      Total.......................................         190,401         $      9.71            ---
===========================================================================================================

__________________________________
(1) Consists of (i) options to purchase 139,739 shares of common stock under the 2004 Plan and (ii) 50,662 shares of common stock under the 2004 Plan. The shares reflect the 10% stock dividends granted to all stockholders on April 25, 2005 and March 29, 2006.
(2) The weighted average exercise price, following the 10% stock dividends of April 25, 2005 and March 29, 2006, reflects the exercise price of $9.71 per share for options granted under the 2004 Plan.

Compensation of Directors

         The Company pays each non-employee director an annual retainer fee of $10,000, $1,000 for each regular Board meeting attended and $600 for each committee meeting attended by a committee member or $700 for the committee chairman. In addition, Flatbush Federal pays for long term care insurance policies and maintains a retirement plan for non-employee directors.

Director Compensation

--------------------------------------------------------------------------------------------------------------------
                                                    Director Compensation
--------------------------------------------------------------------------------------------------------------------
                                                                             Nonqualified
                         Fees earned                          Non-equity      deferred
                         or paid in    Stock       Option   incentive plan  compensation   All other
                            cash       awards      awards    compensation     earnings    compensation     Total
         Name              ($)(1)        ($)         ($)          ($)            ($)           ($)          ($)
--------------------------------------------------------------------------------------------------------------------
John F. Antoniello (2)     25,800       3,690       5,088         ---            ---           ---        34,578
--------------------------------------------------------------------------------------------------------------------
D. John Antoniello         27,200       3,690       5,088         ---            ---           ---        35,978
--------------------------------------------------------------------------------------------------------------------
Stan I. Cohen (3)           8,276        ---         ---          ---            ---           ---         8,276
--------------------------------------------------------------------------------------------------------------------
Patricia A. McKinley       26,900       3,690       5,088         ---            ---           ---        35,678
--------------------------------------------------------------------------------------------------------------------
Alfred S. Pantaleone       27,000       3,690       5,088         ---            ---           ---        35,778
--------------------------------------------------------------------------------------------------------------------
Anthony V. Rumolo (4)       6,333       25,819      35,626        ---            ---           ---        67,778
--------------------------------------------------------------------------------------------------------------------
Charles J. Vorbach         25,200       3,690       5,088         ---            ---           ---        33,978
--------------------------------------------------------------------------------------------------------------------

_____________________________
(1) Fees earned or paid in cash represents annual fees, annual retainer and committee fees paid to Directors.
(2) John F. Antoniello will retire as a member of the Board of Directors effective April 26, 2007.
(3) Stan I. Cohen was appointed to serve as Director on September 28, 2006. Mr. Cohen is not a participant in the 2004 Plan.
(4) Anthony V. Rumolo passed away on May 12, 2006. Vesting of stock and option awards was accelerated upon death. Options awarded following death are exercisable by beneficiary within one year.

         Stock awards are the restricted stock awards in accordance with the 2004 Plan. In 2006, Director Rumolo's beneficiary received 2,659 shares representing accelerated vesting of stock awards following his death. Director Cohen is not a participant in the 2004 Plan. Directors John Antoniello, D. John Antoniello, Patricia McKinley, Alfred Pantaleone and Charles J. Vorbach each received 380 shares. The dollar amount was calculated using the grant date fair value of $9.71 per share.

         Option awards are the stock options awarded in accordance with the 2004 Plan. In 2006, Director Rumolo's beneficiary received options for 3,669 shares of stock representing accelerated vesting of stock options following his death. Director Cohen is not a participant in the 2004 Stock-Based Incentive Plan. Directors John Antoniello, D. John Antoniello, Patricia McKinley, Alfred Pantaleone and Charles J. Vorbach each received options for 524 shares of stock. The dollar amount was calculated using the grant date fair value of $9.71 per share.

         Flatbush Federal does not maintain Non-equity incentive compensation plan and Nonqualified deferred compensation earnings for the Board of Directors.

         All other compensation for other Directors in the aggregate were less than $10,000.

         Retirement Plan for Directors. In 2006, Flatbush Federal amended and restated the Retirement Plan for Directors. The Plan provides (i) non-employee Directors who retire after five years of service on the Board and attain the age of 65 or (ii) non-employee Directors who were formerly employee Directors who retire after 18 months of service and attain the age of 65, with a monthly retirement benefit equal to 60% of the Director's annual fees plus 60% of the Director's annual retainer for 60 months. In the event of the Director's death or disability prior to retirement, the Director or his designated beneficiary will be entitled to a benefit under the plan if the Director had otherwise satisfied the age and service requirements prior to death or disability. In the event of a Director's death while receiving benefit but before all benefits have been paid to the Director, the Director's designated beneficiary will receive the remaining benefit payments due. In 2006, Director Rumolo passed away prior to retirement. He was over the age of 65 and had served on the Board for 23 years. Benefit payments under the Plan will continue until a total of 60 payments are made. Director Monteverdi passed away on February 28, 2007. He was formerly an employee Director who continued to serve as a non-employee Director following his retirement as President and Chief Executive Officer. He was over the age of 65 but did not complete the service requirement of 18 months prior to his death, and therefore, no payments are being made.

         During the year ended December 31, 2006, the cost of the Retirement Plan for Directors to the Company was approximately $106,000.

         The Retirement Plan for Directors is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of Flatbush Federal, and are subject to the claims of Flatbush Federal's creditors.

Evaluation of Disclosure Controls and Procedures

         The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of management, including the Chief Executive Officer and Chief Financial Officer, the Company evaluated the effectiveness of the design and operation of its disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, the disclosure controls and procedures were effective in timely alerting them to the material information relating to the Company (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Related Party Transactions

         Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act rules.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has approved the engagement of Beard Miller Company LLP to serve as the Company's independent auditors for the year ending December 31, 2007, subject to the ratification of the engagement by the Company's stockholders at this Meeting.

         Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP for the Company's fiscal year ending December 31, 2007. A representative of the independent public accounting firm is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         Audit Fees. During the past two years the aggregate fees billed for professional services rendered by Beard Miller Company LLP for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-QSB were $76,500 for 2006 and $71,000 for 2005.

         Audit-related Fees. There were no audit-related fees billed by Beard Miller Company LLP.

         Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by Beard Miller Company LLP for tax services were $11,500 for 2006 and $12,500 for 2005.

         All Other Fees. There were no fees billed in 2006 and 2005 for professional services rendered for the Company by Beard Miller Company LLP for service other than those listed above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to corporate income taxes, is compatible with maintaining the independence of Beard Miller Company LLP. The Audit Committee concluded that performing such services does not affect the independence of Beard Miller Company LLP in performing its function as auditor of the Company.

         In order to ratify the selection of Beard Miller Company LLP as the auditors for the 2007 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Beard Miller Company LLP as auditors for the 2007 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 2146 Nostrand Avenue, Brooklyn, New York, no later than November 15, 2007. Any such proposals will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they will act in accordance with their best judgment. The Board of Directors does not have a policy with respect to director attendance at the Annual Meeting.

         The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than 5 days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph will be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. There have been no material changes to these procedures during the year ended December 31, 2006.

         The date on which next year's Annual Meeting of Stockholders is expected to be held is April 24, 2008. Accordingly, advance written notice of business to be brought before the 2007 Annual Meeting of Stockholders must be given to the Company no later than April 19, 2008.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

         AN ANNUAL REPORT CONTAINING  CONSOLIDATED  FINANCIAL  STATEMENTS AT AND
FOR THE PERIOD ENDED DECEMBER 31, 2006 IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB MAY BE ACCESSED THROUGH THE COMPANY'S WEBSITE, WWW.FLATBUSH.COM.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Jesus R. Adia

                                           Jesus R. Adia
                                           President and Chief Executive Officer


Brooklyn, New York
March 28, 2007

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                         FLATBUSH FEDERAL BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2007

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York 11210, on April 26, 2007, at 11:00 a.m., New York time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                               With-  For Al
                                                        For    held   Except
1.  The  election as  Directors  of the nominees        [_]    [_]    [_]
    listed below each to serve for a three-year term.

    Patricia A. McKinley
    Charles J. Vorbach

    The election as Director of the nominee listed below to serve for a two-year term.

    Stan I. Cohen

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                         For  Against Abstain
2.  The ratification of the appointment of Beard         [_]    [_]    [_]
    Miller Company LLP as independent auditors of the Company for the fiscal year ending
    December 31, 2007.

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND ANNUAL MEETING.  [_]

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                         FLATBUSH FEDERAL BANCORP, INC.
--------------------------------------------------------------------------------
      Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 28, 2007 and audited financial statements.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------

---------------------------------

---------------------------------